                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported)    December 2, 2004
                                                  ------------------------------

                   Structured Asset Securities Corporation II
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                      333-119328-02             82-0569805
--------------------------------------------------------------------------------
(State or Other Jurisdiction            (Commission            (IRS Employer
     of Incorporation)                  File Number)         Identification No.)

745 Seventh Avenue, New York, New York                            10019
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code  (212) 526-7000
                                                    --------------

                                            N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

                                Explanatory Note

     Structured Asset Securities Corporation II is filing this amendment on
February 18, 2005 to its Current Report on Form 8-K, filed with the Securities and Exchange Commission on December 17, 2004, to make certain amendments to the
Trust Mortgage Loan Schedule in Exhibit 4.1 and to the Mortgage Loan Schedule in
Exhibit 99.1.

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

     On December 2, 2004, a pooling and servicing agreement dated as of November
12, 2004 (the "Pooling and Servicing Agreement"), was entered into by and among
Structured Asset Securities Corporation II as depositor (the "Registrant"), a master servicer, a special servicer, a trustee and a fiscal agent, for the purpose of issuing a single series of certificates, entitled LB-UBS Commercial
Mortgage Trust 2004-C8, Commercial Mortgage Pass-Through Certificates, Series
2004-C8 (the "Certificates"). The Pooling and Servicing Agreement is attached as
Exhibit 4.1 hereto. Certain of the mortgage loans backing the Certificates were acquired by the Registrant from UBS Real Estate Investments Inc. as a seller pursuant to a Mortgage Loan Purchase Agreement dated as of November 23, 2004
(the "UBS/Registrant Mortgage Loan Purchase Agreement"), which agreement contains representations and warranties made by that mortgage loan seller to the
Registrant with respect to those mortgage loans. The UBS/Registrant Mortgage
Loan Purchase Agreement is attached as Exhibit 99.1 hereto.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

     Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report:

(a) Financial statements of businesses acquired:

     Not applicable.

(b) Pro forma financial information:

     Not applicable.

(c) Exhibits:

Exhibit No.    Description
-----------    -----------
   4.1         Pooling and Servicing Agreement dated as of November 12, 2004 among Structured Asset Securities Corporation II as depositor,
               Wachovia Bank, National Association as master servicer, Lennar
               Partners, Inc. as special servicer, LaSalle Bank National
               Association as trustee and ABN AMRO Bank N.V.

  99.1         Mortgage Loan Purchase Agreement dated as of November 23,
               2004 between UBS Real Estate Investments Inc. as seller, UBS
               Principal Finance LLC as an additional party, and Structured
               Asset Securities Corporation II as purchaser.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 18, 2005

                                        STRUCTURED ASSET SECURITIES
                                        CORPORATION II

                                        By:  /s/ David Nass
                                             -----------------------
                                             Name:  David Nass
                                             Title: Senior Vice President

                                  EXHIBIT INDEX

                   The following exhibits are filed herewith:

Exhibit No.                                                            Page No.
-----------                                                            --------
   4.1      Pooling and Servicing Agreement dated as of November 12, 2004 among Structured Asset Securities Corporation II as depositor,
            Wachovia Bank, National Association as master servicer, Lennar
            Partners, Inc. as special servicer, LaSalle Bank National
            Association as trustee and ABN AMRO Bank N.V.

  99.1      Mortgage Loan Purchase Agreement dated as of November 23, 2004 between UBS Real Estate Investments Inc. as seller, UBS Principal
            Finance LLC as an additional party, and Structured Asset
            Securities Corporation II as purchaser.